Exhibit 99.1

DocGo Announces Share Repurchase Program of Up To $40 Million

May 24, 2022 – (New York, NY) – DocGo (Nasdaq: DCGO), a leading provider of last-mile mobile health services and integrated medical transportation solutions, announced today that its Board of Directors has authorized a share repurchase program pursuant to which the Company may purchase up to $40 million of its Common Stock.

“DocGo continues to revolutionize the delivery of healthcare, and this announcement demonstrates our confidence in the company’s future,” said Stan Vashovsky Co-Founder and CEO of DocGo. “DocGo is not only growing revenues rapidly, but also generating substantial free cash flow and based on our current valuation, the Board believes the repurchase of shares is prudent. With a strong balance sheet, including $199 million in cash, cash equivalents and restricted cash, we will continue to look for opportunities to enhance shareholder value.”

Under the terms of the repurchase program, DocGo may purchase shares of its Common Stock on a discretionary basis from time to time through open market repurchases, privately negotiated transactions, or other means, including through Rule 10b5-1 trading plans.  Citigroup Global Markets Inc. will serve as DocGo’s broker-dealer for the repurchase program.

The timing and actual number of shares repurchased will depend on a variety of factors, including stock price, trading volume, market conditions, corporate and regulatory requirements, and other general business considerations. The repurchase program will expire on November 24th, 2023, and may be modified, suspended, or discontinued at any time without prior notice.

Repurchases under this program will be funded from DocGo’s existing cash and cash equivalents or future cash flow.

About DocGo

DocGo is a leading provider of last-mile mobile care services and integrated medical transportation solutions. DocGo is disrupting the traditional four-wall healthcare system by providing care to patients where and when they need it. DocGo’s innovative technology and dedicated field staff of certified health professionals elevate the quality of patient care and drive business efficiencies for facilities, hospital networks, and health insurance providers. With Mobile Health, DocGo empowers the full promise and potential of telehealth by facilitating healthcare treatment, in tandem with a remote physician, in the comfort of a patient’s home or workplace. Together with DocGo’s integrated Ambulnz medical transport services, DocGo is bridging the gap between physical and virtual care. For more information, please visit www.docgo.com.

Forward-Looking Statements

This announcement contains forward-looking statements (including within the meaning of Section 21E of the U.S. Securities Exchange Act of 1934, as amended, and Section 27A of the U.S. Securities Act of 1933, as amended) concerning DocGo. These statements include, but are not limited to, statements that address our expected future business and financial performance and statements about (i) our plans, objectives and intentions with respect to future operations, services and products, including the share repurchase program, (ii) our competitive position and opportunities, , including our ability to realize the benefits from our operating model, and (iii) other statements identified by words such as “may”, “will”, “expect”, “intend”, “plan”, “potential”, “believe”, “seek”, “could”, “estimate”, “judgment”, “targeting”, “should”, “anticipate”, “predict” “project”, “aim”, “goal”, “outlook”, “guidance”, and similar words, phrases or expressions. These forward-looking statements are based on management’s current expectations and beliefs, as well as assumptions made by, and information currently available to, management, and current market trends and conditions. Forward-looking statements inherently involve risks and uncertainties, many of which are beyond our control, and which may cause actual results to differ materially from those contained in our forward-looking statements. Accordingly, you should not place undue reliance on such statements. Particular uncertainties that could materially affect current or future results include possible accounting adjustments made in the process of finalizing reported financial results; any risks associated with global economic conditions and concerns; the effects of global outbreaks of pandemics or contagious diseases or fear of such outbreaks, such as the COVID-19 coronavirus pandemic; competitive pressures; pricing declines; rates of growth in our target markets; our ability to improve gross margins; cost-containment measures; legislative and regulatory actions; the impact of legal proceedings and compliance risks; the impact on our business and reputation in the event of information technology system failures, network disruptions, cyber-attacks, or losses or unauthorized access to, or release of, confidential information; and the ability of the company to comply with laws and regulations regarding data privacy and protection. We undertake no intent or obligation to publicly update or revise any of these forward-looking statements, whether as a result of new information, future events or otherwise.

Investor Contacts:

Steve Halper
LifeSci Advisors
646-876-6455
shalper@lifesciadvisors.com
ir@docgo.com

Media Contact:

Janine Warner

Crowe PR

(646) 916-5314

Docgo@crowepr.com